Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PAR VALUE $0.00001 Certificate Shares Number * * 000000 * * * * 000000 * ZQ00000000 * 000000 * BioAge Labs, Inc. * 000000 * * 000000 * INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David THIS CERTIFIES THAT Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr MR . Alexander.David SAMPLE Sample * Mr. Alexander David &Sample MRS * Mr. Alexander . SAMPLE David Sample * Mr. Alexander & David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr Alexander David Sample * Mr. Alexander David Sample * CUSIP XXXXXX XX X Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander MR David Sample . SAMPLE * Mr. Alexander David Sample * &Mr . Alexander MRS David Sample . SAMPLE * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Alexander David Sample * Mr. Sample * Mr. Sample is the owner of *000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* *000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares*0 THIS CERTIFICATE IS TRANSFERABLE IN 00000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares*00 *ZERO HUNDRED THOUSAND 0000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares*000 CITIES DESIGNATED BY THE TRANSFER 000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares*0000 AGENT, AVAILABLE ONLINE AT 00*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares*00000 0*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000 ZERO HUNDRED AND ZERO* www.computershare.com *Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000* *Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000* Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*Shares* 000000*S FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF BioAge Labs, Inc. (hereinafter called the Company), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY E LAB FACSIMILE SIGNATURE TO COME AG S, COUNTERSIGNED AND REGISTERED: I POR O R A N COMPUTERSHARE TRUST COMPANY, N.A. I CO TE C B . President TRANSFER AGENT AND REGISTRAR, April 1, 2015 DEL RE FACSIMILE SIGNATURE TO COME AWA By Secretary AUTHORIZED SIGNATURE CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 PO Box 43004, Providence RI 02940-3004 Certificate Numbers Num/No. Denom. Total MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2 ADD 1 ADD 2 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 ADD 3 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7